Exhibit 99.1


                        AMENDMENT NO. 7 TO LOAN AGREEMENT

     AGREEMENT (this "Agreement"), made as of the 1st day of June, 2010, by and between COMVEST CAPITAL LLC, a Delaware limited liability company (the
"Lender"),   and  ALANCO   TECHNOLOGIES,   INC.,  an  Arizona  corporation  (the
"Borrower");

                              W I T N E S S E T H:


     WHEREAS, the Lender and the Borrower are parties to a Loan Agreement dated as of September 28, 2006 (as heretofore amended by Amendment No. 1 dated as of May 4, 2007 ("Amendment No. 1"), Amendment No. 2 dated as of July 20, 2007 ("Amendment No. 2"), Amendment No. 3 dated as of December 27, 2007 ("Amendment No. 3"), Amendment No. 4 dated February 5, 2008 ("Amendment No. 4"), Amendment No. 5 dated as of August 21, 2008 ("Amendment No. 5"), and Amendment No. 6 dated as of December 30, 2009 ("Amendment No. 6"), the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference); and

     WHEREAS, the Borrower has requested an extension of the maturity of the existing Note; and

     WHEREAS, the Lender is willing to make such modification on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree, subject to and effective on and as of the date of the Equity Closing, as follows:

     1. Definitions.

     (a) Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

     (b) The definitions of "Maturity Date" and "Note" contained in the Loan Agreement are hereby amended so as to read in full as follows:

     "Maturity Date" shall mean December 1, 2010.

     "Note" shall mean the Third Amended and Restated Convertible Term Note of the Borrower in the principal amount of $500,000 issued to the Lender pursuant to Amendment No. 7.

     (c) The following new definition is hereby added to Section 1.01 of the Loan Agreement in the appropriate alphabetical location:

     "Amendment No. 7" shall mean the Amendment No. 7 to Loan Agreement dated as of June 1, 2010 by and between the Lender and the Borrower.


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     2. Partial Payment and Amendment and Restatement of Note.

     (a) The Lender and the Borrower hereby confirm that, on the date of this Agreement, the outstanding principal balance of the existing Note is $502,180. Simultaneously with the execution and delivery of this Agreement, the Borrower is repaying $2,180 of such principal, leaving a remaining principal balance of $500,000.

     (b) Simultaneously with the payment described in Section 2(a) above, the Borrower shall issue to the Lender the Third Amended and Restated Convertible Term Note (including the reduced "Conversion Price" thereunder) in substantially the form annexed hereto.

     (c) Consistent with the terms of the new Note, the last sentence of Section
2.02 of the Loan Agreement (prohibiting voluntary prepayments under the Note without the Lender's prior written consent) is hereby deleted in its entirety.

     3.  Amendment  of Warrant .  Simultaneously  with the payment  described in
Section 2(a) above and the issuance of the new Note pursuant to Section 2(b) above, the Borrower shall execute and deliver to the Lender an amended and restated Warrant (to replace the existing Warrant) in substantially the form annexed hereto, providing for the continuation of the remaining unexercised portion of the existing Warrant at the reduced exercise price set forth in the new Warrant. Such new Warrant shall henceforth be the "Warrant" under and pursuant to the Loan Agreement.

     4. Amendment Fee. In consideration of the amendments hereunder, the Borrower is, simultaneously with the execution and delivery of this Agreement, paying to the Lender an amendment fee in the amount of $6,000.

     5. No Novation. The Borrower hereby acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes or shall constitute a novation of any of the Obligations.

     6. Ongoing Force and Effect. Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. From and after the effectiveness of this Agreement, all references to the Loan Agreement contained in the Loan Documents shall mean and refer to the Loan Agreement as amended by this Agreement, and all references to the Note contained in the Loan Documents shall mean and refer to the Third Amended and Restated Convertible Term Note described in Section 2(b) above.

     7. Expenses. The Borrower shall pay or reimburse the Lender on demand for all out-of-pocket costs, charges and expenses of the Lender (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Agreement, the new Note, and the new Warrant.



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     8. Miscellaneous.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

     (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall have no right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

     (d) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                         COMVEST CAPITAL LLC

                                         By: _________________________________
                                             Name:  Gary Jaggard
                                             Title: Managing Director

                                         ALANCO TECHNOLOGIES, INC.

                                         By: _________________________________
                                             Name:
                                             Title:



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